Exhibit 99.2
Global. Connected. Sustainable. 3Q23 FINANCIAL RESULTS October 26, 2023 The meeting place for companies, technologies and data

5,000+ Customers 218,000 Cross connects 50+ Metros 300+ Data Centers A Global Platform Supporting Our Customers’ Data Center Requirements Capacity Host what you need, how you need Coverage Deploy where you need Connectivity Connect how you need to whom you need Control Implement and operate the way you need Note: As of September 30, 2023. Includes investments in unconsolidated entities. 3Q23 Financial Results 2

3 Executing on Strategic Vision Refining Strategy to Fuel Future Growth 3Q23 Financial Results Strengthen our Customer Value Proposition Integrate and Innovate for our Customers Diversifying and Bolstering Capital Sources Added new on-ramps and expanded our colo capacities and metros Aligned organization into three regions. Announced High Density Colo offering in 28 global metros. Reduced leverage and increased liquidity through diverse forms of capital recycling 1 2 3

Connected Data Communities Record Interconnection Revenue 117 new logos $54 million total 3Q bookings from 0-1 MW + Interconnection 35% of total 3Q bookings from 0-1 MW + Interconnection Auto Manufacturer 3Q23 Financial Results 4

422 MW DLR’s in-place IT capacity in the world’s largest data center market(2) New development capacity to be brought ~100 MW to market prior to 2026 In Loudoun County (1) Northern Virginia Update Note: As of September 30, 2023. 1. Represents Digital Realty’s white space IT load within its consolidated Northern Virginia portfolio. 2. Source: Cushman & Wakefield’s 2022 Global Data Center Market Comparison report. 3Q23 Financial Results 5 192 MW Capacity in a nearby development site outside the power-constrained area

6 Leading Data Center Partner for Sustainability Science-Based Target Commitment to Reduce Global Emissions by 68% by 2030 Renewable energy Leading data center purchaser of renewable energy • 1 GW contracted renewable capacity • 126 data centers matched with 100% renewable electricity • 100% renewable for European properties and U.S. productized colocation portfolio Green buildings More green building certified IT capacity than any other data center provider • 12M square feet of global operating portfolio have a sustainable building certification • 60% of certifications gold level and above Energy efficiency More energy star certifications than any other data center provider • Top 10 in the U.S. EPA Green Power Partnership • Awarded SEAA’s “Green Innovations: Water Solutions” in Singapore • 7% reduction in water use intensity since 2020 • 30% of U.S. operating portfolio ENERGY STAR certified Note: As of September 30, 2023. 3Q23 Financial Results Leading the data center industry in green bonds • $6.4B in aggregate principal amount of green bonds issued • Executed first data center industry green bond • Climate bond initiative award for “Largest Financial Corporate Green Bond of 2020” Green Bonds

Social Demonstrated commitment to Diversity, Equity & Inclusion: established five employee resource groups & signed CEO Action Pledge for Diversity and Inclusion 12 philanthropic organizations supported as part of ‘Giving Tuesday’ campaign Newsweek’s America’s Most Responsible Companies of 2023 2021 2020 2022 Serving a Social Purpose Delivering Growth for All Stakeholders 3Q23 Financial Results 7 Top 100 ranking on JUST Capital America’s Most JUST Companies 2023 Governance Enhanced Board diversity with the addition of three new Directors Formalized oversight of ESG by the Nominating & Corporate Governance Committee; Signatory to the UN Global Compact Appointed Mary Hogan Preusse as Chair of the Board, which aligns with our commitment to strong governance Aligned ownership requirements to amend bylaws consistent with SEC standard Enhanced Board diversity to 44% female or ethnically diverse

3Q23 Financial Results 3Q23 Financial Results 8

Note: Totals may not add up due to rounding. Digital Realty revised its reporting categories in 2Q 2020. For prior periods, "0-1 MW" includes Colocation, ">1 MW" includes Turn-Key Flex, "Other" includes Power Base Building and Non-Technical. “Interconnection” is unchanged. 1. Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.. 3Q23 BOOKINGS HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT Strong Demand $ in millions Across Region and Products AI adds incremental layer of demand 0-1 MW $41.8 mm 28% of total bookings INTERCONNECTION $12.1 mm 8% of total bookings >1 MW $96.9 mm 64% of total bookings OTHER(1) $1.4 mm 1% of total bookings TOTAL BOOKINGS $152.1 mm 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 3Q23 Financial Results • Record 0-1MW + Interconnection signings • Highest >1 MW average leasing rate since 2016 9 $0.0 $50.0 $100.0 $150.0

2023 2024 2025+ 3Q23 Backlog Note: Totals may not add up due to rounding. 1. Amounts shown represent GAAP annualized base rent from leases signed. 2. Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. Record Backlog Healthy 3Q Commencements BACKLOG ROLL-FORWARD (1) $ in millions Digital Realty Backlog Unconsolidated Joint Venture Backlog COMMENCEMENT TIMING (2) $ in millions • Record Backlog of $482 Million • $76 Million to Commence in the Remainder of 2023 3Q23 Financial Results10 $267M $87M $422M $76M $286M 2Q23 Backlog Signed Commenced 3Q23 Backlog $120M $482M $378M $437M $140M $98M $127M $85M $482M $422M $68M

Improving Pricing Environment Robust Renewal Spreads 3Q23 RENEWAL SPREADS 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewals representing $125 million of annualized CASH rental revenue Signed renewals representing $19 million of annualized CASH rental revenue Signed renewals representing $11 million of annualized CASH rental revenue Signed renewals representing $156 million of annualized CASH rental revenue RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE 5.6% 5.6% GAAP Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on agreements renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. 1. Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. • Highest Cash Renewal Spreads since 2015 • Excluding “Other” outlier, Pro-forma Cash Renewal Spreads up 4.5% 4.4% CASH GAAP CASH 10.3% 71.6% CASH 85.5% GAAP 7.4% CASH 9.5% GAAP 3Q23 Financial Results 11

12 1. Same–Capital Net Operating Income (NOI) is a non-GAAP financial measure. For a reconciliation of Same-Capital Cash Net Operating Income to the nearest GAAP equivalent, see the Appendix. 3Q23 Financial Results -9% -6% -3% 0% 3% 6% 9% 12% FY17 FY18 FY19 FY20 FY21 FY22 9.4% 3.4% Highest Same-Capital Cash NOI(1) Growth in 10+ Years Raising 2023 Same-Capital Cash NOI Guidance 1Q23 2Q23 3Q23 5.6%

Revenue Exposure by Currency FX Slight Tailwind in 3Q 50% 1% 7% 24% 6% 2% 1% < 1% < 1% 2% < 1% 4% 2023E $6.60 / Sh 1.2% SOFR +/- 100bps 0.1% GBP +/- 10% 1.8% EUR +/- 10% CORE FFO/SHARE EXPOSURE (2) EXPOSURE BY REVENUE (1) Note: Totals may not add up due to rounding. 1. As of September 30, 2023. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2. Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix. 3Q23 Financial Results 13 3% < 1% • Local Operations Funded in Local Currencies act as a Natural Hedge Sep-23 <1% <1% <1% 3Q22 U.S. DOLLAR INDEX 3Q23 ZAR 4% USD EURO GBP SGD AUD HKD 24% 7% 6% 1% <1% DKK <1% CHF 2% <1% KES 50% 1% <1% CAD MZN <1% <1% JPY KRW NGN 2% SEK <1% BRL 3% 85 90 95 100 105 110 115 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23

¥ ¥ $ ₣ Matching the Duration of Assets and Liabilities Modest Near-Term Maturities, Well-Laddered Debt Schedule DEBT MATURITY SCHEDULE AS OF SEPTEMBER 30, 2023 (1)(2) (U.S. $ in billions) Note: As of September 30, 2023. 1. Includes Digital Realty’s pro rata share of unconsolidated joint venture loans and debt securities. Pro forma for the payoff of the 0.60% CHF notes that matured on October 2, 2023. 2. Assumes exercise of extension options. 3. Includes impact of cross-currency swaps. 4.6 YEARS Weighted Avg. Maturity (1)(2) DEBT PROFILE 97% Unsecured Unsecured Secured 84% Non-USD Euro USD GBP Other 86% Fixed Fixed Floating 2.9 % Weighted Avg. Coupon (1)(3) 3Q23 Financial Results (3) 14 $0.0 $0.9 $1.6 $2.5 $3.5 $3.2 $1.6 $1.6 $1.6 $1.7 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 + Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes - USD Unsecured Senior Notes - GBP Unsecured Senior Notes - EUR Unsecured Senior Notes - CHF Other Unsecured Debt Unsecured Green Senior Notes - CHF Unsecured Green Senior Notes - EUR Euro Term Loan Unsecured Credit Facilities Pro Forma Payoffs USD Term Loan € € € € R € $ ₣ ¥ $ ¥

$2.5 Billion in Capital Recycling Transactions Completed Strong Demand from Private Capital 15 Substantially Bolstered and Diversified our Sources of Capital, Improving our Balance Sheet 3Q23 Financial Results 140% Guidance: $500M $350M Completed 70% Guidance: $1.5B $2.1B Completed Updated Guidance: $2.7 – $3.2B Previously: $2.2 - $3.0B $2.5B Completed Non-Core Dispositions Hyperscale JVs Total JVs & Dispositions Note: Totals may not add up due to rounding.

2023 Financial Guidance Update 16 As of April 27, 2023 As of July 27, 2023 As of October 26, 2023 Total Revenue $5,500 - $5,600 $5,500 - $5,600 $5,475 - $5,525 Adjusted EBITDA $2,675 - $2,725 $2,675 - $2,725 $2,685 - $2,715 Rental Renewal Rates (Cash Basis) Greater than 3% Greater than 4% Greater than 5% Year-End Portfolio Occupancy 85 - 86% 84 - 85% 83 – 84% Same-Capital Cash NOI Growth 3 - 4% 4 - 5% 6 - 7% Dispositions $1.5 - $2.5B $2.2 - $3.0B $2.7 - $3.2B Dispositions / JV Cap Rate 0 - 10% 0 - 10% 0 - 10% Core FFO per Share $6.65 - $6.75 $6.55 - $6.65 $6.58 - $6.62 Note: Dollars in millions except Cash Mark-to-Market, Year-End Portfolio Occupancy, Same-Capital Cash NOI Growth, Core FFO per Share, and Dispositions. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis, where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income attributable to common stockholders per diluted share, which is the most directly comparable forward-looking GAAP financial measure. This includes, for example, external growth factors, such as dispositions, and balance sheet items, that have not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 3Q23 Financial Results

Q&A Global. Connected. Sustainable. 3Q23 Financial Results 17

Successful 3Q23 Initiatives 1. Strengthening Customer Value Proposition Strong Leasing Led by 0-1 MW Plus Interconnection 2. Core Operating Results Inflect Upward 3. Diversifying and Bolstering Capital Sources Raised ~$3.5 Billion(1) Through Capital Recycling and ATM 3Q23 Financial Results 18 Accelerated Same-Capital NOI Growth with Robust Re-Leasing Spreads 1. Includes transactions through September 30, 2023.

Appendix 3Q23 Financial Results 19

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, provision for impairment, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership depreciation related to non-controlling interests and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or Core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate Core FFO by adding to or subtracting from FFO (i) other non-core revenues adjustments, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our Core FFO may not be comparable to other REITs’ core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Same–Capital Cash NOI: Same-Capital Cash NOI represents buildings owned as of December 31, 2021 of the prior year with less than 5% of total rentable square feet under development excludes buildings that were undergoing, or were expected to undergo, development activities in 2022-2023, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented (prior period numbers adjusted to reflect current same-capital pool). Constant-Currency Same-Capital Cash NOI: We Calculate constant-Currency Same-Capital Cash NOI by adjusting the Same-Capital Cash NOI for the effect of changes in foreign currency exchange rates relative to the comparable prior period. 3Q23 Financial Results 20

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index™; Data Gravity Index DGx™; public cloud services spending the potential impact of artificial intelligence and data regulations; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2023 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results including guidance, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center space; decreased rental rates, increased operating costs or increased vacancy rates; the impact on our or our customers’, suppliers’ or business partners’ operations during a pandemic, such as COVID-19; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, restrictive governmental actions or nationalization in the countries in which we operate; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions, including impacts of inflation; global supply chain or procurement disruptions, or increased supply chain costs; our inability to retain data center space that we lease or sublease from third parties; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2022, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx, ServiceFabric, AnyScale Colo, Pervasive Data Center Architecture (PDx) and Connected Data Communities are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 3Q23 Financial Results 21

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q23 Financial Results 22 September 30, 2023 September 30, 2022 Net income available to common stockholders $ 723,440 $ 226,894 Adjustments: Noncontrolling interests in operating partnership 16,300 5,400 Real estate related depreciation and amortization (1) 410,836 381,425 Depreciation related to non-controlling interests (14,569) (8,254) Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 43,215 30,831 (Gain) on real estate transactions (810,688) (173,990) Provision for impairment 113,000 - FFO available to common stockholders and unitholders $ 481,535 $ 462,306 Basic FFO per share and unit $ 1.56 $ 1.58 Diluted FFO per share and unit $ 1.55 $ 1.55 Weighted average common stock and units outstanding Basic 308,024 292,536 Diluted 317,539 302,258 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 420,613 388,704 Non-real estate depreciation (9,777) (7,279) $ 410,836 $ 381,425 Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) September 30, 2023 September 30, 2022 FFO available to common stockholders and unitholders $ 481,535 $ 462,306 FFO available to common stockholders and unitholders -- basic and diluted $ 481,535 $ 462,306 Weighted average common stock and units outstanding 308,024 292,536 Add: Effect of dilutive securities 515 294 Weighted average common stock and units outstanding -- diluted 308,539 292,830 Three Months Ended September 30, 2023 September 30, 2022 Total operating revenues $ 1,402,437 $ 1,192,082 less: Proforma disposition adjustment (30,884) (81,804) plus: Constant currency adjustment (5,393) - Total operating revenues (as adjusted) $ 1,366,160 $ 1,110,278 Three Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q23 Financial Results 23 September 30, 2023 September 30, 2022 FFO available to common stockholders and unitholders -- diluted $ 481,535 $ 462,306 Other non-core revenue adjustments (27) (1,818) Transaction and integration expenses 14,465 25,862 Loss from early extinguishment of debt - - (Gain) / Loss on FX revaluation 451 (1,120) Severance accrual and equity acceleration 2,682 1,655 Other non-core expense adjustments 1,295 1,046 CFFO available to common stockholders and unitholders -- diluted $ 500,402 $ 487,931 CFFO impact of holding '22 Exchange Rates Constant (5,393) - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 495,009 $ 487,931 Diluted CFFO per share and unit $ 1.62 $ 1.67 Diluted Constant Currency CFFO per share and unit $ 1.60 $ 1.67 Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited)

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q23 Financial Results 24 June 30, 2023 June 30, 2022 FFO available to common stockholders and unitholders -- diluted $ 465,844 $ 451,949 Other non-core revenue adjustments 27,454 456 Transaction and integration expenses 17,764 13,586 Loss from early extinguishment of debt - - (Gain) / Loss on FX revaluation (7,868) 29,539 Severance accrual and equity acceleration 3,652 3,786 Other non-core expense adjustments 655 7 0 CFFO available to common stockholders and unitholders -- diluted $ 507,501 $ 499,386 CFFO impact of holding '22 Exchange Rates Constant 1,870 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 509,371 $ 499,386 Diluted CFFO per share and unit $ 1.68 $ 1.72 Diluted Constant Currency CFFO per share and unit $ 1.69 $ 1.72 Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited)

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 25 March 31, 2023 March 31, 2022 FFO available to common stockholders and unitholders -- diluted $ 484,745 $ 465,412 Other non-core revenue adjustments (887) 13,916 Transaction and integration expenses 12,267 11,968 Loss from early extinguishment of debt - 51,135 (Gain) / Loss on FX revaluation (6,778) (67,676) Severance accrual and equity acceleration 4,155 2,077 Other non-core expense adjustments - 7,657 CFFO available to common stockholders and unitholders -- diluted $ 493,500 $ 484,490 CFFO impact of holding '22 Exchange Rates Constant 9,413 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 502,913 $ 484,490 Diluted CFFO per share and unit $ 1.66 $ 1.67 Diluted Constant Currency CFFO per share and unit $ 1.69 $ 1.67 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended 3Q23 Financial Results

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q23 Financial Results 26 September 30, 2023 September 30, 2022 Net income available to common stockholders $ 723,440 $ 226,894 Interest 110,767 76,502 Loss from early extinguishment of debt - - Income tax expense (benefit) 17,228 19,576 Depreciation and amortization 420,613 388,704 EBITDA 1,272,048 711,676 Unconsolidated JV real estate related depreciation & amortization 43,215 30,831 Unconsolidated JV interest expense and tax expense 27,000 11,948 Severance accrual and equity acceleration 2,682 1,655 Transaction and integration expenses 14,465 25,862 (Gain) / loss on sale of investments (810,688) (173,990) Provision for impairment 113,000 - Other non-core adjustments, net 1,719 (94) Noncontrolling interests 12,320 1,716 Preferred stock dividends, including undeclared dividends 10,181 10,181 Adjusted EBITDA $ 685,943 $ 619,785 Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Three Months Ended (in thousands) (unaudited)

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q23 Financial Results 27 September 30, 2023 September 30, 2022 Rental revenues $ 589,988 $ 584,452 Tenant reimbursements - Utilities 267,258 195,042 Tenant reimbursements - Other 44,906 29,530 Interconnection and other 87,563 80,566 Total Revenue 989,715 889,591 Utilities 312,322 224,113 Rental property operating 157,331 151,078 Property taxes 46,192 26,251 Insurance 3,849 3,467 Total Expenses 519,695 404,908 Net Operating Income $ 470,020 $ 484,683 Less: Stabilized straight-line rent $ (5,188) $ (4,038) Above and below market rent 1,043 1,293 Same-Capital Cash Net Operating Income $ 474,165 $ 487,428 Same-Capital Cash NOI impact of holding '22 Exchange Rates Constant 45,280 - Constant Currency Same-Capital Cash Net Operating Income $ 519,445 $ 487,428 Three Months Ended (unaudited) Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same-Capital Cash Net Operating Income (in thousands)

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Note: For Quarter ended September 30, 2023. 3Q23 Financial Results 28 Total Debt/Total Enterprise Value QE 09/30/23 Market value of common equity(i) $ 37,434,562 Liquidation value of preferred equity(ii) 755,000 Total GAAP interest expense (including unconsolidated JV interest expense) 129,948 Total debt at balance sheet carrying value 16,869,776 Add: Capitalized interest 29,130 Total Enterprise Value $ 55,059,338 GAAP interest expense plus capitalized interest 159,078 Total debt / total enterprise value 30.6% Debt-plus-preferred-to-total-enterprise-value 32.0% Debt Service Ratio 4.3x (i) Market Value of Common Equity Common shares outstanding 302,846 Common units outstanding 6,479 QE 09/30/23 Total Shares and Partnership Units 309,325 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) Stock price as of September 30, 2023 $ 121.02 Market value of common equity $ 37,434,562 GAAP interest expense plus capitalized interest 159,078 Preferred dividends 10,181 (ii) Liquidation value of preferred equity ($25.00 per share) Total fixed charges 169,259 Shares O/S Liquidation Value Series J Preferred 8,000 200,000 Fixed charge ratio 4.1x Series K Preferred 8,400 210,000 Series L Preferred 13,800 345,000 755,000 (iv) QE 09/30/23 Unsecured Debt/Total Debt Net Debt/LQA Adjusted EBITDA QE 09/30/23 Global unsecured revolving credit facility 1,698,780 Total debt at balance sheet carrying value $ 16,869,776 Unsecured term loans 1,524,663 Add: DLR share of unconsolidated joint venture debt 1,463,211 Unsecured senior notes, net of discount 13,072,102 Add: Capital lease obligations, net 306,538 Secured debt, including premiums 574,231 Less: Unrestricted cash (1,275,978) Capital lease obligations, net 306,538 Net Debt as of September 30, 2023 $ 17,363,548 Total debt at balance sheet carrying value 17,176,314 Net Debt / LQA Adjusted EBITDA(iii) 6.3x Unsecured Debt / Total Debt 96.7% (iii) Adjusted EBITDA Net Debt Plus Preferred/LQA Adjusted EBITDA QE 09/30/23 Net loss available to common stockholders $ 723,440 Total debt at balance sheet carrying value 16,869,776 Interest expense 110,767 Less: Unrestricted cash (1,275,978) Taxes 17,228 Capital lease obligations, net 306,538 Depreciation and amortization 420,613 DLR share of unconsolidated joint venture debt 1,463,211 EBITDA 1,272,048 Net Debt as of September 30, 2023 17,363,548 Preferred Liquidation Value (iv) 755,000 Unconsolidated JV real estate related depreciation & amortization 43,214 Net Debt plus preferred 18,118,548 Unconsolidated JV interest expense and tax expense 27,000 Severance accrual and equity acceleration and legal expenses 2,682 Net Debt Plus Preferred/LQA Adjusted EBITDA(iii) 6.6x Transaction and integration expenses 14,465 (Gain) / loss on sale of investments (810,688) Other non-core adjustments, net 1,719 Provision for impairment 113,000 Noncontrolling interests 12,320 Preferred stock dividends 10,181 Adjusted EBITDA $ 685,943 LQA Adjusted EBITDA (Adjusted EBITDA x 4) $ 2,743,770 Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

3Q23 Financial Results 29 Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent September 30, 2023 September 30, 2022 June 30, 2023 June 30, 2022 March 31, 2023 March 31, 2022 Operating income $58,231 $157,381 $154,860 $170,371 $177,335 $141,236 Fee income (7,819) (6,169) (14,908) (5,072) (7,868) (5,757) Other income — (1,749) (932) (2,713) (887) (15) Depreciation and amortization 420,613 388,704 432,573 376,967 421,198 382,132 General and administrative 108,039 95,792 105,964 101,991 107,766 96,435 Severance, equity acceleration, and legal expenses 2,682 1,655 3,652 3,786 4,155 2,077 Transaction expenses 14,465 25,862 17,764 13,586 12,267 11,968 Impairment in investments in real estate 113,000 — — — — — Other expenses 1,295 1,096 655 7 0 — 7,657 Net Operating Income $710,506 $662,572 $699,629 $658,986 $713,965 $635,734 Straight-line rental revenue (14,185) (17,505) 12,116 (14,134) (16,327) (6,530) Straight-line rental expense 1,632 2,499 722 (2,609) (510) 3,646 Above- and below-market rent amortization (1,127) (465) (1,195) 196 (1,226) 335 Cash Net Operating Income $696,826 $647,101 $711,272 $642,439 $695,902 $633,185 Same Capital Cash Net Operating Income 533,117 487,428 541,038 510,402 535,349 509,644 Non Same Capital Cash Net Operating Income 155,788 136,699 170,234 132,037 160,553 123,541 Three Months Ended Three Months Ended Three Months Ended

3Q23 Financial Results 30 Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent December 31, 2022 December 31, 2021 December 31, 2021 December 31, 2020 December 31, 2020 December 31, 2019 Operating income $589,969 $694,010 $694,010 $557,530 $557,530 $594,216 Fee income (24,506) (13,442) (13,442) (15,215) (15,215) (11,654) Other income (4,645) (19,401) (19,401) (1,849) (1,849) (1,231) Depreciation and amortization 1,577,933 1,486,631 1,486,631 1,366,380 1,366,380 1,163,774 General and administrative 398,669 393,311 393,311 344,929 344,929 207,696 Severance, equity acceleration, and legal expenses 23,498 7,343 7,343 6,440 6,440 3,400 Transaction expenses 68,766 47,426 47,426 106,661 106,661 27,925 Impairment in investments in real estate 3,000 18,291 18,291 6,482 6,482 5,351 Other expenses 12,438 2,550 2,550 1,074 1,074 14,118 Net Operating Income $2,645,122 $2,616,719 $2,616,719 $2,372,432 $2,372,432 $2,003,595 Straight-line rental revenue (70,394) (64,108) (64,108) (48,770) (48,770) (48,595) Straight-line rental expense 2,857 27,050 27,050 16,223 16,223 1,075 Above- and below-market rent amortization (696) 6,069 6,069 12,686 12,686 17,097 Cash Net Operating Income $2,576,887 $2,585,731 $2,585,731 $2,352,571 $2,352,571 $1,973,173 Same Capital Cash Net Operating Income 1,964,711 2,085,024 1,381,815 1,445,712 1,544,921 1,574,854 Non Same Capital Cash Net Operating Income 612,176 500,707 1,203,916 906,859 807,650 398,319 Twelve Months Ended Twelve Months Ended Twelve Months Ended

3Q23 Financial Results 31 Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent December 31, 2019 December 31, 2018 December 31, 2018 December 31, 2017 December 31, 2017 December 31, 2016 $594,216 $549,787 $549,787 $451,295 $451,295 $497,286 (11,654) (7,841) (7,841) (6,372) (6,372) (6,285) (1,231) (1,924) (1,924) (1,031) (1,031) (33,197) 1,163,774 1,186,896 1,186,896 842,464 842,464 699,324 207,696 160,363 160,363 156,711 156,711 146,526 3,400 3,304 3,304 4,730 4,730 6,207 27,925 45,327 45,327 76,048 76,048 20,491 5,351 — — 28,992 28,992 — 14,118 2,818 2,818 3,077 3,077 213 $2,003,595 $1,938,730 $1,938,730 $1,555,914 $1,555,914 $1,330,565 (50,273) (40,423) (40,423) (16,564) (16,564) (24,254) 1,075 9,878 9,878 12,075 12,075 22,341 17,097 26,533 26,533 1,840 1,840 (8,313) $1,971,495 $1,934,718 $1,934,718 $1,553,266 $1,553,266 $1,320,339 1,540,650 1,604,864 1,076,981 1,073,225 923,556 895,059 430,845 329,854 857,737 480,041 629,710 425,280 Twelve Months Ended Twelve Months Ended Twelve Months Ended Operating income Fee income Other income Depreciation and amortization General and administrative Severance, equity acceleration, and legal expenses Transaction expenses Impairment in investments in real estate Other expenses Net Operating Income Straight-line rental revenue Straight-line rental expense Above- and below-market rent amortization Cash Net Operating Income Same Capital Cash Net Operating Income Non Same Capital Cash Net Operating Income

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